SUNCOKE ENERGY, INC. COMPLETES PHOENIX GLOBAL ACQUISITION

LISLE, Ill. (August 4, 2025) - SunCoke Energy, Inc. (NYSE: SXC) (“SunCoke”) today announced that it has completed its previously announced acquisition of Phoenix Global (“Phoenix”) for $325 million on August 1, 2025. SunCoke has acquired all of the common units of Flame Aggregator, LLC which, together with its subsidiaries, operates as Phoenix Global. The transaction was funded with cash on-hand and revolving credit facility borrowing. The acquisition of Phoenix adds electric arc furnace operations and international markets to SunCoke’s portfolio.
“We are thrilled to officially welcome Phoenix into the SunCoke family,” said Katherine T. Gates, President and CEO of SunCoke. “This successful acquisition is the result of SunCoke’s disciplined pursuit of growth opportunities that will position us for long-term, sustainable earnings growth and increased shareholder value. We are excited by the opportunity to reach new customers and new markets with the addition of Phoenix’s assets. We will leverage SunCoke’s core strengths, including our advanced technology, operational discipline, and strong financials to support and grow these new operations.”
Evercore Group L.L.C. served as the exclusive financial advisor to SunCoke, and Latham & Watkins LLP served as SunCoke’s legal advisor.
SUNCOKE ENERGY, INC.
SunCoke Energy, Inc. (NYSE: SXC) supplies high-quality coke to domestic and international customers. Our coke is used in the blast furnace production of steel as well as the foundry production of casted iron, with the majority of sales under long-term, take-or-pay contracts. We also export coke to overseas customers seeking high-quality product for their blast furnaces. Our process utilizes an innovative heat-recovery technology that captures excess heat for steam or electrical power generation and draws upon more than 60 years of cokemaking experience to operate our facilities in Illinois, Indiana, Ohio, Virginia and Brazil. Our logistics business provides export and domestic material handling services to coke, coal, steel, power and other bulk customers, as well as mission-critical services to leading, global steel producing companies. The logistics terminals have the collective capacity to mix and transload more than 40 million tons of material each year and are strategically located to reach Gulf Coast, East Coast, Great Lakes and international ports. Additional logistics services include the removal, handling, and processing of molten slag at customer sites, as well as preparation and transportation of metal scraps, raw materials, and finished products. To learn more about SunCoke Energy, Inc., visit our website at www.suncoke.com.
SunCoke routinely announces material information to investors and the marketplace using press releases, Securities and Exchange Commission filings, public conference calls, webcasts, sustainability reports, and SunCoke's website at https://www.suncoke.com/en/investors/overview. The information that SunCoke posts to its website may be deemed to be material. Accordingly, SunCoke encourages investors and others interested in SunCoke to routinely monitor and review the information that SunCoke posts on its website, in addition to following SunCoke's press releases, Securities and Exchange Commission filings, sustainability reports, and public conference calls and webcasts.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. SunCoke Energy, Inc. intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “will,” “expect,” “outlook,” “guidance,” “projections,” “anticipate,” “plan,” “estimate,” “target,” “believe,” “would,” “could,” “may,” “continue,” “possible,” “potential,” “should” and other similar words and expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements in this press release that do not relate to matters of historical fact should be considered forward-looking statements.
SunCoke cautions investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook for SunCoke, the anticipated benefits of the acquisition, the anticipated impact of the acquisition on SunCoke’s business and future financial and operating results, the expected amount and timing of any synergies and/or other benefits from the acquisition, and other aspects of SunCoke’s operations or operating results, are only predictions. These forward-looking statements are based on SunCoke management’s current knowledge, beliefs, and expectations and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties, and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements.
These risks, uncertainties and other important factors include, but are not limited to: (i) SunCoke’s ability to successfully integrate the acquired business or fully realize anticipated synergies or other benefits expected from the acquisition; (ii) the ability of SunCoke to implement its plans, forecasts, and/or expectations with respect to the combined business; (iii) SunCoke’s ability to develop customer relationships and realize additional opportunities following completion of the acquisition; and (iv) unforeseen liabilities, future capital expenditures, indebtedness, losses, pricing trends, future prospects, and management strategies which may adversely affect SunCoke’s business, financial condition, operating results and/or trading price of SunCoke’s common stock. The foregoing list of risks, uncertainties and factors is not exhaustive, and unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties described in Part I, Item 1A “Risk Factors” of SunCoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as any such factors may be updated from time to time in SunCoke’s other reports and filings with the Securities and Exchange Commission (SEC), including without limitation, SunCoke’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2025, accessible on the SEC’s website at www.sec.gov.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, SunCoke undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Investor/Media Inquiries:
Sharon Doyle
Manager, Investor Relations
(630) 824-1907